Exhibit 10.24

ADVISORY SERVICES AGREEMENT

     This Advisory Services Agreement (this “Agreement”) is made and entered into as of this 7th day of July, 2003 by and between Save the World Air, Inc., a Nevada corporation (the “Company”) and Kevin Charles Hart , also known as “Pro Hart” (“Advisor”), with reference to the following facts.

RECITALS

A.	The Company has certain rights to a proprietary technology (the “Technology”) for a product known as the Zero Emissions Fuel Saving device (“ZEFS Device”) that is intended to be used on motor vehicles to reduce pollution and improve fuel efficiency. The Company desires to further develop the Technology and market and sell the ZEFS Device.

B.	Advisor is a famed Australian artist and inventor of the ZEFS Device. The Company desires to engage Advisor, and Advisor desires to serve the Company, in an advisory capacity on and subject to the terms of this Agreement.

     THEREFORE, the Company and Advisor hereby agree as follows:

     Section 1. Scope of Services Provided.

     1.1 Advisor shall provide advice, counsel and support to the Company’s Board of Directors and management on an as-needed basis, by telephone or in person, in matters relating to the Company’s business, including product development, marketing and promotion, and other matters concerning the ZEFS Device as the Company may reasonably request from time to time during the term of this Agreement. Advisor also agrees to serve on the “Advisory Board” which shall report to the Company’s Board of Directors.

     1.2 Advisor agrees to appear at not less than two events per year during the term of this Agreement subject to Advisor’s prior commitments, schedule and availability, and at such other times as may be mutually agreed, to assist and support the Company in promoting the ZEFS Device.

     Section 2. Compensation; Expenses.

     2.1 As soon as practicable following the parties execution of this Agreement, the Company shall issue to Advisor 50,000 shares of the Company’s common stock, par value $.001 per share (the “Stock”). The Stock shall be deemed to have a value of $.001 per share. Advisor shall execute and deliver to the Company a subscription agreement substantially in the form attached hereto in Annex A, the provisions of which are incorporated herein by this reference.

     2.2 The Company shall reimburse Advisor for all reasonable and necessary out-of-pocket expenses incurred by Advisor in performing the services requested by the Company hereunder, including without limitation travel, meals, accommodations and phone charges, subject to Advisor’s presentation to the Company of receipts for such charges, in accordance with the Company’s practices and policies as adopted or approved from time to time.

     Section 3. Non-Disclosure Obligations.

     Advisor acknowledges that the Technology is proprietary and agrees to execute a standard confidentiality agreement substantially in the form attached hereto in Annex B, the provisions of which are incorporated herein by this reference.

     Section 4. Use of Advisor’s Name and Likeness.

     4.1 The Company will not use Advisor’s name or likeness in any advertising or marketing/promotional material without Advisor’s prior written approval or consent, to be given or refused in the Adviser’s absolute discretion.. Except as may be expressly agreed to by the parties hereto in writing, the Company shall acquire no ownership or rights in or to Advisor’s name or likeness that by its use or incorporation in any company advertising or promotional materials other than the right to use, duplicate and distribute such name or likeness as and to the extent to which Advisor may have previously consented.

     4.2 The Company may identify Advisor as member of the Company’s Advisory Board and may make such disclosures as may be necessary or advisable to comply with federal securities laws, including without limitation disclosures in filings with the Securities and Exchange Commission or press releases as to: (1) the terms of this Agreement; (2) the appointment of Advisor to the Company’s Advisory Board; and (3) Advisor’s Stock ownership.

     Section 5. Miscellaneous Provisions.

     5.1 Term. The initial term of this Agreement is one year from the effective date of this Agreement. This Agreement shall renew automatically from year to year unless terminated by either party by giving the other not less than thirty (30) days’ prior written notice of its election to terminate this Agreement.

     5.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts when taken together shall be deemed to be but one and the same instrument.

     5.3 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed or caused their respective duly authorized officer to execute this Agreement as of the date first set forth above.

ADVISOR

By:	/s/ K.C. HART

Kevin Charles Hart

SAVE THE WORLD AIR, INC.

By:	/s/ EUGENE E. EICHLER

Name: Eugene E. Eichler
Title: Chief Financial Officer

2

ANNEX A

SUBSCRIPTION AGREEMENT

SAVE THE WORLD AIR, INC.

The undersigned hereby proposes to acquire Common Stock of Save the World Air, Inc., a Nevada corporation (the
“Company”). .

The undersigned understands that the shares of Common Stock are being offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the private placement exemption contained in Sections 4(2) and 4(6) of the Act, and Regulation. D promulgated thereunder, and that such reliance ~s based on the undersigned’s representations set forth below.

To induce the Company to accept this subscription and issue and deliver the Common Stock, the undersigned agrees, warrants, and represents as follows:

1. This offer is irrevocable and subject to acceptance or rejection by the Company in its sole discretion.

2. The undersigned is acquiring the Common Stock for investment for his or her own account, and not with a view toward distribution thereof, and with no present intention of dividing his or her interest with others or reselling or otherwise disposing of all or any portion of the Common Stock. The undersigned has not offered or sold a participation in this purchase of Common Stock, and will not offer or sell the Common Stock or interest therein or otherwise, in violation of the Act. The undersigned further acknowledges that he or she does not have in mind any sale of the Common Stock currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined events or consequence; and that he or she has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Common Stock and is not aware of any circumstances presently in existence that are likely in the future to prompt a disposition of the Common Stock.

3. The undersigned acknowledges that the shares of Common Stock have been offered to him or her in direct communication between himself or herself and the Company or through registered broker-dealers and not through any advertisement of any kind.

4. The undersigned acknowledges that he or she has read all the materials included in the Executive Summary and Exhibits thereto and has had access to all of the Company’s filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, that the Company has not timely filed its annual report of Form 10-KSB nor does it have current audited financial statements, that the offer and sale of Common Stock to the undersigned were based on the representations and warranties of the undersigned in this Subscription Agreement, and acknowledges that he or she has been encouraged to seek his or her own legal and financial counsel to assist him or her in evaluating this investment. The undersigned acknowledges that the Company has given him or her and all of his or her counselors access to all information relating to the Company’s business that they or anyone of them has’ requested. The undersigned acknowledges that he or she has sufficient knowledge, financial and business experience concerning the affairs and conditions of the Company so that he or she can make a reasoned decision as to this investment in the Company and is capable of evaluating the merits and risks of this investment. Based on the foregoing, the undersigned hereby agrees to indemnify the Company thereof and to hold each of such persons and entities, and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties of the undersigned, or arising as a result of the sale or distribution of the Common Stock by the undersigned in violation of the Act, the Securities Exchange Act of 1934, as amended, or any other applicable law, either federal or state. This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

5. The undersigned acknowledges that he or she is able to bear, and understands, the economic risks of the proposed investment and all other risks of the Company’s business.

                         The undersigned represents that he or she is:

(a) An Accredited Investor, as that term is defined by Regulation D of the Securities and Exchange Commission, which means any investor meeting at least one of the following conditions:

(i)	Any natural person whose individual net worth (or joint net worth with that person’s spouse, if applicable) at the time of purchase exceeds $1,000,000; or
(ii)	Any natural person who had an individual income in excess of $200,000 or joint income with that person’s spouse in excess of 5300,000 in each of the two most recent years and who reasonably expects an income in excess of 5200,000 or joint income with that person’s spouse in excess of $300,000 in the current year; or
(iii)	Any other Accredited Investor as that term is defined in Regulation D as adopted by the Securities and Exchange Commission.

6.	(a) The undersigned is aware of the restrictions of transferability of the Common Stock and further understands and acknowledges that any certificates evidencing the Common Stock will bear the following legends, to which such interests will be subject:

THE SHARES EVIDE:\CED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AMENDED, OR QUALIFIED FOR SALE UNDDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LA W5”) A:\D MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECVRITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER. ANY SUCH OFFER. SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

(b) The undersigned understands that following the purchase of the Common Stock, the Common Stock may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Securities Act of 1933.

(c) The Company has neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for this offering of Common Stock, and in the absence of such a registration statement or exemption, the undersigned may have to hold the Common Stock indefinitely and may be unable to liquidate them in case of an emergency.

(d) The undersigned acknowledges that the Company is not obligated and does not propose to furnish the undersigned with information necessary to enable it to be able to make sales under Rule 144 of the Securities Act of 1933.

7. The undersigned represents that he or she is a resident of                          and makes the following representation:

I, THE UNDERSIGNED, REPRESENT THAT I HAVE A PRE-EXISTING PERSONAL OR BUSINESS RELATIONSHIP WITH THE CONIPANY, ANY OFFICER, DIRECTOR OR CONTROLLING PERSON THEREOF OR HAVE, THROUGH MYSELF OR THROUGH MY UNAFFILIATED PROFESSIONAL ADVISER, THE BUSINESS OR FINANCIAL EXPERIENCE TO PROTECT MY INTERESTS IN CONNECTION WITH MY SUBSCRIPTION HERETO.

FURTHER, I AM PURCHASING THE COMMON STOCK OFFERED HEREBY FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION THEREOF.

8. This Subscription Agreement has been delivered in, and shall be construed in accordance with the laws of the State of California. Subject to the provisions of the paragraph immediately following, any action in connection with this Subscription Agreement shall be brought in the appropriate state or federal court in and for the County of Los Angeles, State of California, which shall have exclusive jurisdiction over such action.

Executed as of this 30 day of July 2003 S

/s/ K.C. Hart

Signature of Subscriber

Kevin Hart

Print Name

*******************************************
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The above and foregoing Subscription accepted this 7th day of     July      2003

Save the World Air, Inc.
a Nevada corporation

By:	/s/ Eugene E. Eichler

Its:	Chief Financial Officer

ANNEX B

Confidentiality Agreement

July 7, 2003

STRICTLY PRIVATE AND CONFIDENTIAL

BY FACSIMILE
Save the World Air, Inc.
29229 Canwood Street, Suite 206
Agoura Hills, California 91301

Attention: Eugene E. Eichler, Chief Financial Officer

Gentlemen:

In connection with the advisory services that you have asked me to provide to Save the World Air, Inc. (the “Company”) as a member of its Advisory Board, I may be provided and/or have access to technical and other information concerning the Company and its proprietary technology (the “Technology”) for a product known as the Zero Pollution-Fuel Saving Device (“ZERO Device”) that can be used on motor vehicles to reduce pollution and improve fuel efficiency. As a condition to my being furnished such information, I agree to treat any information concerning the Technology (including without limitation all specifications, designs, processes, concepts, ideas, strategic plans, product development plans, research and development, information about the Company’s operations, finances, reports, interpretations, forecasts and records, and any analyses, compilations, studies or other documents, whether prepared by the Company or others, that contain or reflect such information (collectively, the “Confidential Information") in accordance with the provisions of this letter. The term “Confidential Information” does not include information which (a) was or becomes generally available to the public other than as a result of a disclosure by me or my agents or advisors, (b) was or becomes available to me on a non-confidential .basis from a source other than the Company or its advisors provided that such source is not bound by a confidentiality agreement with the Company, (c) was within my possession prior to its being furnished to me by or on behalf of the Company, provided that the source of such information was not bound by a confidentiality agreement with the Company in respect thereof.

By this letter, I agree that the Confidential Information will be used solely for the purposes in furtherance of my advisory services to the Company and will not be used by me in any way detrimental to the Company. I also agree that the Confidential Information will be kept confidential by me, my agents and employees; provided, however, that (i) any such information may be disclosed to my agents and employees who need to know such information for the purpose of providing the advisory services (it being understood that such persons shall be informed by me of the confidential nature of such information and shall be directed by me to treat such information confidentially and shall assume the same obligations as I under this letter) and (ii) any disclosure of such information may be made to which the Company consents in writing. I shall be responsible for any breach of this letter by my agents or employees.

Save the World Air, Inc.

I shall promptly redeliver to the Company all written material containing or reflecting any information contained in the Confidential Information (whether prepared by the Company or otherwise) if I choose not to proceed with the advisory services, and shall not retain any copies, extracts, or other reproductions in whole or in part of such written material. All documents, memoranda, notes, and other writings whatsoever, prepared by me or my advisors based on the information contained in the Confidential Information shall be destroyed, and such destruction shall be certified in writing to the Company by an authorized officer supervising such destruction.

In the event I am required by legal process to disclose any of the Confidential Information, I shall provide you with prompt notice of such requirement so that you may seek a protective order or other appropriate remedy or waive compliance with the provisions of this letter. In the event that a protective order or other remedy is obtained, I shall use all reasonable efforts to . assure that all Confidential Information disclosed will be covered by such order or other remedy. Whether such protective order or other remedy is obtained or we waive compliance with the provisions of this letter, I will disclose only that portion of the Confidential Information that I am legally required to disclose.

No failure or delay by the Company in exercising any right, power or privilege under this letter shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. If there should arise any conflict between the terms of this letter agreement and any other agreement concerning the advisory services, the provisions of this letter agreement shall control. This letter shall be governed by laws of California, U.S.A, in all respects. Any assignment of this letter by me without our prior written consent shall be void.

I certify that no Confidential Information, or any portion thereof, will be exported to any country in violation of the United States Export Administration Act and regulations thereunder. I hereby further certify that I am not a resident of any of the following countries: Iraq, Iran, Libya, North Korea, Syria, Laos, Mongolian People’s Republic, Cuba, Cambodia, North Korea, Nicaragua, or the People’s Republic of China.

* * *

Very truly yours,

/s/ K. C. Hart